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                                                                      EXHIBIT 15

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our reports dated September 24, 1999 in the Registration Statement on Form 10-SB of CityXpress.com Corp., with respect to the consolidated financial statements of CityXpress.com Corp. and the combined financial statements of Xceedx Technologies Inc.


                                            /s/ Ernst & Young LLP


Vancouver, Canada,
May 2, 2000                                                Chartered Accountants